                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) October 8, 1997


                            PUROFLOW INCORPORATED
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              (Exact name of registrant as specified in its charter)


                  DELAWARE                                13-1947195
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       (State or other jurisdiction                    (I.R.S. Employer
             of incorporation)                         identification No.)


                                    0-5622
                        ------------------------------
                           (Commission File Number)


     16559 SATICOY STREET, VAN NUYS, CALIFORNIA                91406-1739
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      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:   (818) 756-1388

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         (Former name of former address, if changed since last report)

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ITEM 1     None

ITEM 2     None

ITEM 3     None

ITEM 4     None

ITEM 5     None

ITEM 6 Leo Unger forwarded a fax to Chairman of the Board of Directors resigning as a Director, effective October 8, 1997, based upon lack of aggressive policy by a majority of the Board.

ITEM 7     None

ITEM 8     None




                                  SIGNATURE
                                  ---------


Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       Puroflow Incorporated
                                -----------------------------------
                                            Registrant


                                By:  /s/  MICHAEL H. FIGOFF
                                    -----------------------------------
                                    Michael H. Figoff
                                    President/CEO

Dated: October 10, 1997